Exhibit 10.45

CONFIDENTIAL TREATMENT REQUESTED

MANUFACTURING SERVICES AND SUPPLY AGREEMENT

THIS MANUFACTURING SERVICES AND SUPPLY AGREEMENT (the "Agreement"), effective this 19th day of February, 2009 ("Effective Date") is made and entered into by and between ADAPTEC, INC., a Delaware corporation having a place of business at 691 S. Milpitas Blvd., Milpitas, California 95035, on behalf of itself and its Affiliates (collectively, "ADAPTEC"), and SANMINA-SCI CORPORATION, a Delaware corporation having its principal place of business at 2700 North First Street, San Jose, California 95134, on behalf of itself and its Affiliates (collectively "SANMINA-SCI). ADAPTEC and SANMINA-SCI are sometimes individually referred to herein as a "Party" and collectively referred to herein as the "Parties".

RECITALS

The Parties previously entered into an Amendment to the Manufacturing Services and Supply Agreement, Effective Date: May 23, 2007 (the "Amendment"), and intend, by this Agreement to terminate the earlier Manufacturing Services and Supply Agreement dated December 23, 2005 and the Amendment and replace those with this Agreement.

The Parties are entering into this Agreement to set forth the terms and conditions pursuant to which ADAPTEC will purchase from SANMINA-SCI and SANMINA-SCI will manufacture, supply and sell to ADAPTEC, on a non-exclusive basis, products listed on the attached Exhibit A which may be updated from time to time by the Parties as they agree in writing.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS

1.1 "ADAPTEC Controlled Components" means those Components for which ADAPTEC negotiates the prices and confirms lead times with vendors which shall be handled by a consistently updated, mutually agreed list to be reviewed quarterly by the Parties. All other Components are SANMINA-SCI Controlled Components.

1.2"Affiliate" means, with respect to any Party, any entity that directly or indirectly controls, is controlled by, or is under common control with a Party. For purposes of this definition, "control" means having: (i) ownership of more than fifty percent (50%) of the outstanding voting securities entitled to vote for the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); or (ii) the right to vote for or appoint a majority of the board of directors or other governing body of such entity. An entity will be deemed to be an Affiliate only so long as such control exists.

1.3 "BOM" means bill of materials.

1.4 "Current Product" means any Product that is in production as of December 31, 2008 which is listed on the attached Exhibit A, as revised by the Parties, from time to time, as the Parties agree in writing.

1.5 "Delivered Cost" means SANMINA-SCI's quoted cost of Components as stated on the BOM.

1.6 "E&O List" means the written list provided by SANMINA-SCI to ADAPTEC notifying ADAPTEC of the Excess Components or Obsolete Components in its inventory and their Delivered Cost as described more fully in Section 5.7 plus [******]% mark-up as described in Section 1.8.

1.7 "Epidemic Failure" has the meaning set forth in Section 8.7, below.

1.8 "Excess Component" means any Component that is not required to meet ADAPTEC's Order or Forecast (always within Component leadtimes), to which such Component was initially ordered and includes Excess Components resulting from any minimum buy quantities, tape and reel quantities, and multiples of packaging quantities required by the Vendor less the actual cost (per the BOM) plus a

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Components margin of [******]% on those Components that are returnable to Vendor (less any cancellation or restocking charges).

1.9 "Excess Component Liability" means ADAPTEC's liability for Excess Components.

1.10 "Forecast" means ADAPTEC's nonbinding forecast (excepting in cases of Component purchases within lead times which are outside of any [******] week Purchase Agreement Release) for Products for the ensuing nine-month period. This will be a rolling document issued once per month with significant updates highlighted weekly.

1.11 "Intellectual Property Rights" means all rights in patents, copyrights, trade secrets, trademarks and other similar rights.

1.12 "Components" means any raw material, component, part or other item used in the manufacture of the Products.

1.13 "New Product" means Products in production after December 31, 2008 and which are released with a new model number and for which the BOM includes 80% new Components.

1.14 "Manufacturing Specifications" means the written specifications that describe the manner in which a Product is manufactured and tested, and excludes all other Specifications.

1.15 "Obsolete Component" mean any Component that is not currently used to manufacture a Product (whether as a result of an ECO or otherwise) and for which there is no demand and the cost of which is the actual cost (per the BOM) of those Components less the amounts for those Components that are returnable to Vendor (less any cancellation or restocking charges).

1.16 "Order" is a document provided by ADAPTEC that stipulates Product, Pricing, Delivery Point, Validity Period and Target Quantity and includes a Purchase Agreement Release. Purchase Agreements require Purchase Agreement Releases to determine delivery quantity and date.

1.17 "Purchase Agreement" means the nonbinding agreement issued by ADAPTEC to SANMINA-SCI listing Product, Pricing, Delivery Point, Validity Period and Target Quantity.

1.18 "Purchase Agreement Release" means the binding document provided by ADAPTEC that determines delivery quantity and date.

1.19 "Products" means Current Products and New Products as described below and listed on the attached Exhibit A which may be updated from time to time by the Parties as they agree in writing which are manufactured by SANMINA- SCI.

1.20 "Scheduled Release" means the date on which SANMINA-SCI and ADAPTEC agree Products are available for delivery and release to ADAPTEC and which will be released only in accordance with the Purchase Agreement Release.

1.21 "Specifications" means the written specifications that describe the design, functionality, configuration and/or performance requirements of a Product except for Manufacturing Specifications.

1.22 "Vendor(s)" mean seller(s) of Components.

1.23 "Warranty Period" means the period of [******] from the date of manufacture of the Product as more fully described in Section 8.1.

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TERM

The term of this Agreement commences on the Effective Date and continues for three (3) years thereafter ("Initial Term") and renews thereafter in 1 year increments ("Renewal Term," collectively, "Term") unless sooner terminated in accordance with the terms of this Agreement.

3. APPOINTMENT

ADAPTEC and SANMINA-SCI agree that the Manufacturing Services and Supply Agreement between the Parties, signed December 23, 2005 ("2005 Agreement") is terminated concurrent with the Effective Date. Notwithstanding Section 11.6 of the 2005 Agreement, Sections 8, 10.1, 10.2 and 14 of the 2005 Agreement survive termination and remain in full force and effect. Termination of the 2005 Agreement does not affect the prices of Products listed in Purchase Agreement Releases issued to SANMINA- SCI by ADAPTEC prior to the Effective Date. The Parties further agree that SANMINA-SCI will manufacture, supply and sell to ADAPTEC and ADAPTEC will buy from SANMINA-SCI the Products on a non-exclusive basis during the Term in accordance with this Agreement. Products will only be manufactured in SANMINA-SCI's Singapore or Batam Plant unless the ADAPTEC otherwise first agrees in writing which may require adjustment of the financial terms resulting from manufacturing relocation. ADAPTEC may buy the Products from sources other than SANMINA-SCI.

4. PRICES AND PAYMENT

4.1. Prices. During the Term and subject to Section 3, above, the prices for all Products will be determined solely in accordance with the terms and conditions set forth in the New Product MVA Matrix and Current Product MVA Matrix included in the attached Exhibit A.

4.2 Payment Terms. ADAPTEC agrees to pay all undisputed amounts included in SANMINA-SCI's invoice within [******] days after date of the invoice. Late payments for undisputed amounts accrue interest at the lesser rate of 1.5% per month or maximum amount permitted by law. Unless otherwise stated, all prices are stated in and all payments shall be made in U.S. Dollars.

4.3 Setoffs. Except as expressly agreed to in writing by the Parties, neither Party shall be entitled to set-off any amount owing from the other Party to such Party against any amount payable to the other Party from such Party, under this Agreement or arising out of any other Agreement or transaction between the Parties. For purposes of this Section 4.6, a Party shall be deemed to include the Parties to this transaction and each of the Party's Affiliates.

4.4 Credit Limit. SANMINA-SCI's Credit Department shall provide ADAPTEC with an initial credit limit, which shall be reviewed (and, if necessary, adjusted) from time to time. SANMINA-SCI shall have the right to reduce the credit limit upon 10 business days' prior written notice to ADAPTEC if ADAPTEC has not provided SANMINA-SCI with reasonable assurances in response to its written request. In the event ADAPTEC exceeds this credit limit or has any outstanding invoice for undisputed amounts more than fifteen (15) business days after written notice to ADAPTEC has expired and ADAPTEC fails to make any payment, SANMINA-SCI may stop shipments of Product to ADAPTEC until ADAPTEC makes a sufficient payment to bring its account within the credit limit provided.

4.5 Pricing for Small Builds. For purposes hereof, "Small Build" means any Product that ADAPTEC requests SANMINA-SCI to manufacture in quantities of 300 or less of the same board assembly. For clarification, all Products in any Small Build must be from the same Product family (i.e., the same PCB) with no builds within the previous two months or no subsequent Orders looking forward to the next three months. The pricing set forth in Exhibit A will apply to Small Builds; provided, however, that SANMINA-SCI will be entitled to charge an additional amount for each Small Build to cover its costs in producing small volume Products of no more than [******] ("Setup Fee"). SANMINA-SCI will advise ADAPTEC of the amount of the Setup Fee within five (5) business days after a request from ADAPTEC ("Request").

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5. FORECAST, PURCHASE ORDERS AND RESCHEDULE

5.1 Forecast. (a) ADAPTEC shall provide SANMINA-SCI with a Forecast on a monthly basis for a rolling nine month period. This Forecast will include an estimated breakdown of Forecasted Product requirements on a weekly basis for the first three months of the Forecast period. Any quantities listed in any Forecast or other correspondence between the Parties are only estimates made as an accommodation for planning purposes and do not constitute a commitment on ADAPTEC'S part to purchase such quantity. ADAPTEC may revise any Forecasts in its sole discretion. Any expenditures or commitments by SANMINA-SCI in anticipation of ADAPTEC'S requirements are at SANMINA-SCI'S sole risk and expense except as the Parties otherwise expressly agree in this Agreement. Within 10 business days of ADAPTEC providing the monthly Forecast (or as agreed to by the Parties), SANMINA-SCI will take all actions to procure, reschedule and cancel SANMINA-SCI's orders for Components. Any action not taken within this time frame results in SANMINA-SCI's sole liability and responsibility unless the Parties otherwise agree to extend the time.

5.2 Orders. ADAPTEC will issue written Orders and/or Purchase Agreement Releases specifying the number of Products to be manufactured and shipped during the period covered and other terms as mutually agreed. Orders will cover a [******] week period and will include, as applicable: (i) the delivery date or shipping schedule; (ii) the location to which the Products are to be shipped; and (iii) transportation instructions. Each Order and/or Purchase Agreement Release will reference this Agreement. SANMINA-SCI will notify ADAPTEC of rejection of any Order within three business days after receipt of the date of the Order or the Order is deemed rejected. If SANMINA-SCI does not accept or reject the Order within the three business day period, the Order shall be deemed rejected by SANMINA-SCI. Notwithstanding the foregoing, SANMINA-SCI shall not reject an Order for Forecasted Products (including Upside Demand). Once accepted by SANMINA-SCI, Orders may not be changed except as otherwise stated herein. The Parties agree that the terms and conditions contained in this Agreement shall prevail over any terms and conditions of any Purchase Order, acknowledgment form or other instrument except as such writing is signed by each Party's authorized representative.

5.3 Component Liability. ADAPTEC will be financially responsible for all Components ordered by SANMINA-SCI per ADAPTEC's Purchase Agreement Release and all Components ordered by SANMINA-SCI per Adaptec's forecast within the then- current agreed lead-times.

5.4 Reschedule. ADAPTEC may reschedule all or part of a scheduled delivery at any time which will be communicated through the Parties' respective designated personnel for up to 60 days from the initial agreed-upon Delivery Date. SANMINA-SCI shall use reasonable commercial efforts to accommodate any upside schedule changes beyond the firm Order periods.

5.5 Meeting Demand for Un-Forecasted Products. Subject to the terms set forth herein and in Exhibit A SANMINA-SCI will manufacture Products to meet any un-Forecasted demand.

5.6 Upside Demand. , SANMINA-SCI will commit to manufacture Products having consistent demand on at least three consecutive Forecasts to meet any un-Forecasted demand up to the percentages specified below (the "Upside Demand Percentage") beyond the quantities set forth in the applicable Forecast, subject to the limitations contained in this Section:

0-7 Days	[******]% (of a specified one-Month Demand)
8-30 Days	[******]% (of a specified one-Month Demand)
31-60 Days	[******]% (of a specified one-Month Demand)
61-90	[******]% (of a specified one-Month Demand)

Any Purchase Price Variance ("PPV") will be settled quarterly when PPV is a result of un-Forecasted upside requests, "pull-ins" of then-current Forecasts. All PPVs are subject to audit verification by ADAPTEC.

5.7 Excess and Obsolete Inventory. On a monthly basis utilizing ADAPTEC's current monthly Forecast and Scheduled Release, SANMINA-SCI shall provide ADAPTEC with the E&O List. The E&O

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List will contain a comprehensive where-used analysis and rationale for the excess (e.g. MOO, cancelled Order or Forecast, ECO) and list all Obsolete Components and Excess Components. Within ten (10) business days of receiving SANMINA-SCI's E&O List, ADAPTEC shall advise SANMINA-SCI of any Component on the E&O List that it believes is not Excess or Obsolete. Within fifteen (15) business days after receiving SANMINA-SCI's E&O List, SANMINA-SCI and ADAPTEC shall finalize the E&O List, and ADAPTEC shall issue to SANMINA-SCI an Order for all Components agreed upon in the finalized E&O List or an Order for Product that will consume the Excess Components. ADAPTEC shall pay SANMINA-SCI its Delivered Cost plus [******]% Component handling mark-up for Components on the E&O List along with any undisputed liability for Excess Components within forty-five (45) days of the date of invoice. In the event the Parties cannot agree as to the Components on the E&O List, ADAPTEC shall pay SANMINA-SCI for all non-disputed Components in accordance with this Section. SANMINA-SCI shall use commercially reasonable efforts to minimize ADAPTEC's Component Liability by attempting to return Components to the Vendor or using the Components on other Products or on products that SANMINA-SCI manufactures for third parties in the same manufacturing facility. ADAPTEC shall be responsible for any Vendor return charges for Excess or Obsolete Components.

6. DELIVERY AND ACCEPTANCE

6.1 Delivery. All Product shipments (including shipments made in accordance with Section 8 (Warranty)) shall be Ex Works (Incoterms 2000), SANMINA-SCI's facility of manufacture (or repair). Title to and risk of loss or damage to the Product shall pass to ADAPTEC upon SANMINA-SCI's tender of the Product to the common carrier. ADAPTEC shall be the exporter and importer of record for all shipments of Products, including any repaired or replacement Products. SANMINA-SCI is not the importer or exporter of the Products. SANMINA-SCI shall mark, pack, package, crate, transport, ship and store Products to ensure (a) delivery of the Product to its ultimate destination in safe condition, (b) compliance with all requirements of the carrier and destination authorities, and (c) compliance with any special instructions of ADAPTEC. SANMINA-SCI shall use reasonable efforts to deliver the Products on the agreed-upon delivery dates and shall use commercially reasonable efforts to notify ADAPTEC of any anticipated delays. SANMINA-SCI will pay for expedited shipment for delayed Products if requested by ADAPTEC.

6.2 Acceptance. Acceptance of the Product shall occur no later than fifteen (15) days after shipment of Product and shall be based solely on whether the Product passes a mutually agreeable acceptance test procedure or inspection designed to demonstrate compliance with the Manufacturing Specifications. In the event of conflict between any of the foregoing, the following order of precedence shall apply: (i) Order as agreed to between ADAPTEC and SANMINA-SCI; (ii) 100% compliance with all Assembly/Test plan criteria or component drawing (as applicable); (iii) industry-recognized workmanship standard; and (iv) other applicable referenced documents. Products cannot be rejected based on criteria that were unknown to SANMINA-SCI or based on test procedures that SANMINA-SCI has not approved or does not conduct. Notwithstanding anything to the contrary, Products shall be deemed accepted if not rejected within this fifteen-day period. Once a Product is accepted, all Product returns shall be handled in accordance with Article 8 (Warranty). Prior to returning any rejected Product, ADAPTEC shall obtain an Return Material Authorization("RMA") number from SANMINA-SCI, and shall return such Product in accordance with SANMINA-SCI's instructions; ADAPTEC shall specify the reason for such rejection in all RMA's. In the event a Product is rejected, SANMINA-SCI shall have a reasonable opportunity to cure any defect which led to such rejection.

7. CHANGES

7.1 General. ADAPTEC may upon sufficient notice make changes within the general scope of this Agreement. Such changes may include, but are not limited to changes in (i) drawings, plans, designs, procedures, Specifications, test specifications or BOM, (ii) methods of packaging and shipment, (iii) quantities of Product to be furnished, (iv) delivery schedule, or (v) ADAPTEC- Furnished Items (defined in Section 9.1). All changes other than changes in quantity of Products to be furnished shall be requested and finalized in an Engineering Change Order ("ECO"). If any such change causes either an increase or decrease in SANMINA-SCI's cost or the time required for performance of any part of the work under this Agreement (whether changed or not changed by any ECO) the Prices and/or delivery schedules shall be adjusted in accordance with the Parties' written agreement.

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7.2 ECO's.

(i) SANMINA-SCI will respond to [******] ECO requests per quarter for production ECO's and [******] ECO requests per month for pre-production ECOs without a non-recurring administrative fee. Responses to additional ECO's will incur an administrative fee of [******] each. Within five (5) business days after an ECO is received, SANMINA-SCI shall advise ADAPTEC in writing (a) of any change in Prices or delivery schedules resulting from the ECO and (b) the Delivered Cost plus mark-up as indicated in Exhibit A of any finished Product, Work-in-Process or Components rendered Excess or Obsolete as a result of the ECO (collectively the "ECO Charge"). Unless otherwise stated, ECO Charges are valid from thirty (30) days from the date of the ECO Charge.

(ii) In the event ADAPTEC desires to proceed with the change after receiving the ECO Charge pursuant to Section 7.2, ADAPTEC shall advise SANMINA-SCI in writing and shall immediately pay the portion of the ECO Charge set forth in Section 7.2(i). In the event ADAPTEC does not desire to proceed with the Change after receiving the ECO Charge, it shall so notify SANMINA-SCI. In the event SANMINA-SCI does not receive written confirmation of ADAPTEC's desire to proceed with the change within thirty (30) days after SANMINA-SCI provides ADAPTEC with the ECO Charge, the ECO shall be deemed cancelled.

8. WARRANTY

8.1 SANMINA-SCI Warranty. SANMINA-SCI warrants that, for the Warranty Period, the Products will comply with the applicable Manufacturing Specifications and shall be free from defects in workmanship. SANMINA-SCI shall, at its option and at its expense, repair, replace or issue a credit for Products found defective during the Warranty Period per the remedies described in Section 8.2. In addition, SANMINA-SCI will pass on to ADAPTEC all Vendors' (and manufacturers') Component warranties to the extent that they are transferable which does not relieve SANMINA-SCI from its obligations under this Warranty. In addition, SANMINA-SCI will be responsible for all reasonable efforts to resolve warranty issues with such Component Vendors including acting as the point of contact for all warranty related issues and providing RMA support. All warranty obligations will cease upon the expiration of the Warranty Period except any repaired or replaced Product shall be warranted as set forth in this Section for a period equal to the greater of (i) the balance of the applicable warranty period relating to such Product or (ii) sixty (60) days after it is received by ADAPTEC. ALL CLAIMS FOR BREACH OF WARRANTY (EXCLUDING CLAIMS FOR EPIDEMIC FAILURE) MUST BE RECEIVED BY SANMINA-SCI NO LATER THAN THIRTY (30) DAYS AFTER THE EXPIRATION OF THE WARRANTY PERIOD.

8.2 Warranty Remedies. For any Products under Warranty that is deemed "un-repairable," SANMINA-SCI will credit ADAPTEC at the Price paid for the Product. All returns shall be processed within 15 days of Products received by SANMINA- SCI.

8.3 RMA Procedure-In-Warranty Repairs. SANMINA-SCI will concur in advance on all Products to be returned for repair or rework which such concurrence shall be reasonable and timely but in no event later than [******] days from ADAPTEC's request. ADAPTEC shall obtain a RMA number from SANMINA-SCI prior to return shipment. All returns shall be processed in accordance with SANMINA-SCI's RMA Procedure in effect as of the Effective Date and which SANMINA-SCI has provided to ADAPTEC prior to the Effective Date. Any changes to SANMINA-SCI'S RMA Procedure requires agreement of the Parties. ADAPTEC shall pay all transportation costs for returns of the Products to SANMINA-SCI and SANMINA-SCI shall pay for the shipment of the repaired or replacement Products to ADAPTEC, and each shall bear risk of loss or damage to such Products for the leg in transit for which it pays shipping. ADAPTEC shall pay all shipping charges, plus a handling charge, for Products returned without an RMA number or "no defect found" returns.

8.4 Exclusions From Warranty. The warranties set forth in Section 8.1 do not apply to the extent a failure of a Product to conform to such warranties results from: (a) ADAPTEC's design including, but not limited to, design functionality failures, specification inadequacies; (b) accident, disaster, neglect, abuse, misuse, improper handling, storage or installation including improper handling in accordance with static sensitive electronic device handling requirements by ADAPTEC; (c) alterations, modifications or repairs by ADAPTEC or third parties not authorized by SANMINA-SCI; or (d) defective ADAPTEC-provided test

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equipment or test software. In the event SANMINA-SCI believes that a Product is not covered by the warranty, it shall advise ADAPTEC of the specific reasons therefore and, where possible, supply ADAPTEC with any failure analysis and/or root cause evaluation which supports its position.

8.5 Out-Of-Warranty Repairs. SANMINA-SCI will confirm the Product is no longer covered by the SANMINA-SCI warranty and, prior to undertaking any repair activities, SANMINA-SCI will provide a cost estimate for repairs which will be provided on a time and materials basis, using the labor rate as the Parties agree quarterly. ADAPTEC will provide authorization to proceed if it so elects. All returns shall be processed within 20 days of Products received by SANMINA-SCI.

8.6 Remedy. THIS WARRANTY IS THE SOLE WARRANTY GIVEN BY THE PARTIES TO EACH OTHER AND IS IN LIEU OF ANY OTHER WARRANTIES EITHER EXPRESS OR IMPLIED. BOTH PARTIES DO NOT MAKE ANY WARRANTIES REGARDING MERCHANTIBILITY, NONINFRINGEMENT, AND SPECIFICALLY DISCLAIMS ANY SUCH WARRANTY, EXPRESS OR IMPLIED.

8.7 Epidemic Failure.

(a) For the purposes of this Agreement, Epidemic Failure will be deemed to have occurred if more than [******] of any Products manufactured by SANMINA-SCI hereunder fail during the Warranty Period or sixty days thereafter in a manner attributable to the same "root cause" within any time period of ninety (90) days or if more than [******]% of any Products manufactured by SANMINA-SCI hereunder fail in a manner attributable to the same "root cause" within any time period of thirty (30) days. In such event,. In such event, without limiting SANMINA-SCl's obligations and ADAPTEC's remedies under Sections 8.1 and 8.4, SANMINA-SCI shall (i) promptly deliver to ADAPTEC a reasonable plan to correct the problem, (ii) SANMINA-SCI shall exert its best reasonable efforts to diagnose the problem; and (iii) SANMINA-SCI shall reimburse ADAPTEC for any costs or expenses reasonably incurred by ADAPTEC to repair, replace or retrofit the defective Products including but not limited to the cost of recovery and replacement (or transportation) of such defective Products already sold to and used by customers, up to an amount not exceeding $[******]. Upon the acceptance of any such plan by ADAPTEC, SANMINA-SCI shall implement the plan and deliver to ADAPTEC progress reports relating thereto.

(b) Upon ADAPTEC's notification to SANMINA-SCI of an Epidemic Condition:

(i) ADAPTEC shall have the right to postpone all or part of the shipments of unshipped Product that are affected by the Epidemic Condition without liability, by giving written notice of such postponement to SANMINA-SCI, pending correction of the Epidemic Condition.

(ii) SANMINA-SCI will provide ADAPTEC no later than five (5) business days following the Epidemic Condition a root cause analysis and corrective action plan. If, after review of the root cause analysis and corrective action plan, ADAPTEC determines that the Epidemic Condition necessitates a field stocking recall or customer based recall or retrofit, ADAPTEC, without waiving any other rights or remedies, may then elect to have SANMINA-SCI undertake all action and pay all reasonable costs and expenses associated with repairing or replacing the affected Product in the field or by return to SANMINA-SCI's expense within ten (10) business days from the determination of an Epidemic Condition by ADAPTEC. Alternatively, if SANMINA-SCI agrees to allow ADAPTEC to elect to perform repairs or make replacements, SANMINA-SCI will reimburse ADAPTEC for all reasonable costs and expenses ADAPTEC incurs for repair or replacement. Such Products, parts or upgrades will have the highest shipping priority.

(iii) The remedy for the affected Product will be incorporated in all subsequent Products (unless ADAPTEC otherwise directs) at no additional charge to ADAPTEC.

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(c) If SANMINA-SCI is unable to develop a corrective action plan acceptable to ADAPTEC, or does not adequately take into account the business interest of ADAPTEC, or SANMINA-SCI refuses to carry out the agreed upon plan, ADAPTEC shall have the option to: (i) develop and implement such remedy or engage a third party to do so and, in such case, all such implementation costs, risk of in-transit loss and damages incurred by ADAPTEC shall be borne by SANMINA-SCI; (ii) cancel orders of Products affected by the Epidemic Condition without liability and return to SANMINA-SCI all Product affected by such Epidemic Condition for full refund, payable by SANMINA-SCI within thirty (30) days after receipt of returned Product (with risk of loss or in-transit damage borne by SANMINA-SCI) and/or (iii) terminate this Agreement without further liability.

9. ADAPTEC FURNISHED EQUIPMENT AND COMPONENTS WARRANTY, LICENSE AND OWNERSHIP

9.1 ADAPTEC-Furnished Items. ADAPTEC shall provide SANMINA-SCI with the Product design and related specifications, applicable regulatory requirements or documentation which are made available to SANMINA-SCI by accessing ADAPTEC's Agile PDM system. (collectively the "ADAPTEC-Furnished Items").

9.2 Licenses.

(a) From ADAPTEC.

(i) ADAPTEC grants SANMINA-SCI a limited, non-assignable, non-transferable, non-exclusive license during the Term to use ADAPTEC's Intellectual Property delivered to SANMINA-SCI by ADAPTEC solely in connection with and to the extent required to manufacture the Products exclusively for ADAPTEC and to otherwise perform its obligations hereunder. SANMINA-SCI agrees to use all Intellectual Property licensed hereunder in accordance with the applicable license agreement or usage guidelines. All Intellectual Property remains the property of ADAPTEC. All Intellectual Property licensed to SANMINA-SCI will be listed in the Statement of Work or other memorandum signed by the Parties. All Intellectual Property will be maintained as Confidential Information.

(ii) ADAPTEC Trademarks. For the term of this Agreement and accordance with the terms and conditions herein, ADAPTEC grants SANMINA-SCI a personal, non-exclusive, non-transferable, royalty-free, worldwide license to use those ADAPTEC's trademarks in connection with SANMINA-SCI's manufacturing of the Product ("ADAPTEC Trademarks") in accordance with ADAPTEC's guidelines as such guidelines may be amended from time to time in ADAPTEC's sole discretion and of which it has advised SANMINA-SCI in writing. SANMINA-SCI (A) agrees to implement modifications to ADAPTEC Trademark guidelines into any materials created and distributed after receipt of such written notice; (B) acknowledges ADAPTEC's rights in the ADAPTEC Trademarks and agrees that any use thereof by SANMINA-SCI inures to the sole benefit of ADAPTEC; and, (C) agrees to not challenge ADAPTEC's ownership or use of any ADAPTEC Trademarks, or apply to register any ADAPTEC Trademark or mark confusingly similar thereto. Nothing in this Agreement should be construed to grant SANMINA-SCI any other license or rights in the Trademarks of the other Party.

(b) From SANMINA-SCI. In all Products manufactured by SANMINA-SCI pursuant to ADAPTEC Orders, SANMINA-SCI grants ADAPTEC a nonexclusive, worldwide, royalty-free, perpetual license with the right to sublicense to use, develop, modify, reproduce, distribute and sublicense SANMINA-SCI's Pre-Existing Intellectual Property only as incorporated in Products and such other intellectual property as required for ADAPTEC's rights hereunder.

9.3 Ownership.

(a) Pre-Existing Intellectual Property Rights. All Intellectual Property Rights existing prior to the Effective Date will belong to the Party that owned such rights immediately prior to such date ("Pre-Existing Intellectual Property Rights"). Neither Party will gain by virtue of this Agreement any rights of

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ownership of copyrights, patents, trade secrets, trademarks or any other intellectual property rights owned by the other.

(b) Ownership. ADAPTEC shall own all right, title, and interest in the copyrights, patents, trade secrets, trademarks and other intellectual property rights and any derivatives, improvements or modifications thereof, created, conceived, developed, or prepared by or for ADAPTEC (including by SANMINA-SCI) pursuant to this Agreement ("New Intellectual Property").

10 INDEMNIFICATION AND LIMITATION OF LIABILITY

10.1 SANMINA-SCI's Indemnification. SANMINA-SCI shall indemnify, defend, and hold ADAPTEC and ADAPTEC's affiliates, shareholders, directors, officers, employees, contractors, agents and other representatives (the "ADAPTEC-Indemnified Parties") harmless from all third party demands, claims, actions, causes of action, proceedings, suits, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including all attorneys' and professional fees and costs) of every kind (each a "Claim," and, collectively "Claims") to the extent of such Claim: (i) is based upon personal injury or death or injury to property (other than damage to the Product itself, which is handled in accordance with Section 8, Warranty) to the extent the foregoing is proximately caused by the negligent or willful acts or omissions of SANMINA-SCI or its officers, employees, subcontractors or agents, breach of this Agreement; (ii) arises or results from the negligence, willful misconduct or breach of this Agreement by SANIMINA-SCI or its officers, employees, subcontractors or agents; and/or (iii) arises from or relates to any actual or alleged infringement or misappropriation of any patent, trademark, mask work, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with SANMINA-SCI's manufacturing processes, which, as to all Products, shall include any Warranted Components for which SANMINA-SCI has designed for ADAPTEC.

10.2 ADAPTEC's Indemnification. Except for SANMINA-SCI's indemnification obligation stated in Section 10.1, ADAPTEC shall indemnify, defend, and hold SANMINASCI and SANMINA-SCI's affiliates, shareholders, directors, officers, employees, contractors, agents and other representatives (the "SANMINA-SCI-Indemnified Parties") harmless from all third party Claims: (i) based upon personal injury or death or injury to property to the extent any of the foregoing is proximately caused by ADAPTEC except to the extent that a Product is defective as a result of SANMINA-SCI's manufacture or design thereof, which as to all Products, shall include any Warranted In-Sourced Components that SANMINA-SCI has designed for ADAPTEC; (ii) by the negligent or willful acts or omissions of ADAPTEC or its officers, employees, subcontractors or agents; and/or (iii) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, mask work, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the Products.

10.3 Procedure. A Party entitled to indemnification pursuant to this Section 10 (the "Indemnitee") shall promptly notify the other Party (the "Indemnitor") in writing of any Claims covered by this indemnity, shall grant sole control of the disposition or settlement of any Claim and shall cooperation in the defense or settlement of any Claim. If the Indemnitor fails, within a reasonable time after receipt of such notice, to assume the defense ~~with counsel reasonably satisfactory to the Indemnitee~~ or, if in the reasonable judgment of the Indemnitee, a direct or indirect conflict of interest exists between the Parties with respect to the Claim, the Indemnitee shall have the right to undertake the defense~~, compromise and settlement of such Claim for the account and~~ at the expense of the Indemnitor as the Indemnitor agrees. Notwithstanding the foregoing, if the Indemnitee in its sole judgment so elects, the Indemnitee may engage counsel at its own expense without waiving the Indemnitor's obligation to indemnify and defend. A Party will not settle a Claim without the consent to the other Party if such settlement requires the other Party to pay any money or admit to any liability. Notwithstanding the foregoing, if the Indemnitee in its sole judgment so elects, the Indemnitee employ counsel at its expense, without waiving the Indemnitor's obligation to indemnify and defend.

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10.4 Limitation of Liability.

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, EVEN IF SUCH OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. The foregoing shall not limit a Party's liability for a breach of its obligations under Section 14.2. IN ADDITION, IN NO EVENT SHALL SANMINA-SCI'S LIABILITY FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT EXCEED [******]. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. Notwithstanding the foregoing, the foregoing cap on liability shall not apply to limit: (i) a Party's obligation to indemnify the other Party against any third party Claim for personal injury or property damage, (ii) a Party's liability for actual damages required to be paid to any third party as a result of any infringement claim; or (iii) a Party's liability for a breach of Section 14.2. Nothing herein shall limit ADAPTEC's liability for undisputed actual damages under Section 11.2. For clarification, the separate cap stated under Section 8.7 "Epidemic Failure" for out of warranty Products shall be construed under the terms of that Section and not under the cap provided in this Section 10.4.

11. TERMINATION

11.1 Termination for Cause. Either Party may terminate this Agreement or an Order hereunder for default: (i) if the other Party materially breaches this Agreement; provided, however, no termination right shall accrue until thirty (30) days after the defaulting Party is notified in writing of the material breach and the defaulting Party has failed to cure the alleged breach; provided that as to any alleged material breach by ADAPTEC of its undisputed payment obligations under Section 4, such termination right shall accrue after SANMINA-SCI has provided written notice of default and ADAPTEC has failed to cure such default within 10 business days of receipt of SANMINA-SCI's written notice or provides adequate assurances of performance; or (ii) the other Party (a) enters into or file a petition, arraignment or proceeding seeking an order for relief under the bankruptcy laws of its respective jurisdiction; (b) enters into a receivership of any of its assets or (c) enters into a dissolution or liquidation of its assets or an assignment for the benefit of its creditors.

11.2 Termination for Convenience. ADAPTEC may terminate this Agreement hereunder for any reason upon thirty (30) days' prior written notice and may terminate any Order hereunder for any reason upon ninety (90) days' (before scheduled shipment) prior written notice. SANMINA-SCI may terminate this Agreement, in whole or in part, for any reason upon one hundred eighty (180) days' notice.

11.3 Termination for Force Maieure Event. If, as a result of a Force Majeure Event (defined in Section 13.1), a Party's is unable to perform for a cumulative period of ninety (90) days, then the other Party, at its option may terminate pending Orders upon five (5) days notice to the other Party.

11.4 Consequences of Termination.

(i) Termination by SANMINA-SCI for Cause. In the event that SANMINA-SCI terminates this Agreement or an Order pursuant to Section 11.1 (Termination of Cause), ADAPTEC shall pay SANMINA-SCI termination charges equal to: (1) the Price for all finished Product existing at the time of termination; and (2) ADAPTEC's Component Liability pursuant to Section 5.3. SANMINA-SCI will use its best efforts to minimize ADAPTEC's Component Liability which, for the purposes of this subsection, ADAPTEC's Component Liability shall be calculated based on the quoted cost of Components as stated on the BOM + 4% Components mark-up .

(ii) Termination by SANMINA-SCI for Convenience or Force Majeure Event. If SANMINA-SCI terminates this Agreement pursuant to Section 11.2 (Termination for Convenience) or Section 11.3 (Force Majeure), ADAPTEC shall pay SANMINA-SCI the Price for all finished Products delivered or ordered but not yet shipped as of the effective date of termination.

(iii) Termination by ADAPTEC for Cause; Termination for SANMINA-SCI Force Majeure Event. In the event ADAPTEC terminates this Agreement or any Order pursuant to Section 11.1 (Termination for Cause) or ADAPTEC terminates this Agreement pursuant to Section 11.4 (Termination for Force Majeure Event),

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ADAPTEC shall pay SANMINA-SCI the undisputed Price for (1) all finished shipped Product and such Products Ordered but not yet shipped .

(v) Work In Process. In the event of termination for any reason, SANMINA-SCI shall finish all work in process such that the Product can be shipped as a finished Product as ADAPTEC elects.

11.5 Survival. In addition to the obligation to pay any undisputed amounts due and payable prior to the effective date of termination or expiration, the rights and obligations of the Parties under Sections 1, 4.2, 4.3, 5.3, 5.7, 8, 9.3, 10, 11.5, 14 and 16 will survive any termination or expiration of this Agreement.

12 QUALITY

12.1 Specifications. Product shall be manufactured by SANMINA-SCI in accordance with the Specifications, as modified via written ECO's in accordance with this Agreement, and only at the Singapore or Batam Plant. Neither Party shall make any change to the Specifications, to any Components described therein, or to the Products (including, without limitation, changes in form, fit, function, design, appearance or place of manufacture of the Products or changes which would affect the reliability of any of the Products) unless such change is made in accordance with Section 7.1. Notwithstanding the foregoing, SANMINA-SCI shall be permitted to make changes in its manufacturing process (not location of manufacture) at any time, so long as such changes do not affect the form, fit or function of the Products. SANMINA-SCI will inform ADAPTEC of changes to its manufacturing process by means of a PCN (product change notice).

12.2 Product Content Declaration. SANMINA-SCI will provide a Declaration stating that to the best of SANMINA-SCI's knowledge, SANMINA-SCI's manufacturing processes are RoHS compliant and compliant with any other mutually agreed environmental initiatives, laws or directives on a requested and quoted basis.

12.3 Content of Specifications. The Specifications shall include (as applicable), but shall not be limited to (i) detailed electrical, mechanical, performance and appearance specifications for each model of Product, (ii) the BOM; (iii) tooling specifications, along with a detailed description of the operation thereof, (iv) art work drawings, (v) Component specifications, and (vi) Vendor cross references.

12.4 Components. SANMINA-SCI shall use in its production of Products such Components of a type, quality, and grade specified by ADAPTEC to the extent ADAPTEC chooses to so specify, and shall purchase Components only from Vendors appearing on ADAPTEC's approved vendor list ("AVL"); provided, however, that in the event SANMINA-SCI cannot purchase a Component from a Vendor on ADAPTEC's AVL for any reason, SANMINA-SCI shall be able to purchase such Component from an alternate Vendor, subject to ADAPTEC's prior written approval, which approval shall not be unreasonably withheld or delayed. SANMINA-SCI is responsible for managing all Vendors.

12.5 SANMINA-SCI Components. Notwithstanding the provisions of Section 12.4 or anything in this Agreement to the contrary, subject to the provisions of this Section 12.5, SANMINA-SCI will have the right, subject to ADAPTEC's prior written approval, to in-source one hundred percent (100%) of Components, including without limitation, PCBs, Backplane Assemblies, PCBAs, Enclosures, Cables, Memory Modules, and Optical Modules, if SANMINA-SCI has the capability to do so. SANMINA-SCI will provide ADAPTEC with such information as ADAPTEC may reasonably request to enable ADAPTEC to confirm that SANMINA-SCI has the required quality and technology to in-source such Components, as described herein. In addition, and without limiting the generality of the foregoing, ADAPTEC reserves the right to require qualification and test data of any Components that SANMINA-SCI desires to in- source. Subject to the foregoing, SANMINA-SCI will inform ADAPTEC if it commences manufacturing of any Products using Components in sourced by SANMINA-SCI in accordance with the terms hereof.

12.6 Quality Specifications. SANMINA-SCI shall comply with the quality specifications set forth in the ADAPTEC Quality Plan provided to SANMINA-SCI on December 20, 2005.

12.7 Inspection of Facility. Upon reasonable advance written notice ADAPTEC may inspect the

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manufacturing processes, facilities, Products and Components held by SANMINA-SCI for ADAPTEC at SANMINA-SCI's facilities during SANMINA-SCI's regular business hours, provided that such inspection does not unduly affect SANMINASCI's operations. ADAPTEC and its representatives shall observe all security and handling measures of SANMINA-SCI while on SANMINA-SCI's premises. If SANMINA-SCI desires to manufacture Products for ADAPTEC at a facility not previously inspected and qualified by ADAPTEC, SAMINA-SCI will provide ADAPTEC with a reasonable opportunity to inspect such facility and to undertake any processes deemed reasonably necessary by ADAPTEC to qualify the facility, including the equipment and the personnel that will be used for the manufacture of Products.

13. FORCE MAJEURE

13.1 Force Maieure Event. For purposes of this Agreement, a "Force Majeure Event" means the occurrence of unforeseen circumstances beyond a Party's reasonable control which cannot be avoided by the exercise of due diligence (including the expenditure of a reasonable sum of money) and does not result from such Party's negligence or intentional misconduct, including, but not limited to, any act by any governmental authority, act of war, natural disaster, strikes, lockouts or labor disputes by or with any non- SANMINA-SCI employees, boycott, embargo, riot or civil commotion.

13.2 Notice of Force Maieure Event. Neither Party shall be responsible for any failure to perform due to a Force Majeure Event provided that such Party gives notice to the other Party of the Force Majeure Event as soon as reasonably practicable, but not later than five (5) days after the date on which such Party knew or should reasonably have known of the commencement of the Force Majeure Event, specifying the nature and particulars thereof and the expected duration thereof; provided, however, that the failure of a Party to give notice of a Force Majeure Event shall not prevent such Party from relying on this Section except to the extent that the other Party has been prejudiced thereby.

13.3 Termination of Force Maieure Event. The Party claiming a Force Majeure Event shall use reasonable efforts to mitigate the effect of any such Force Majeure Event and to cooperate to develop and implement a plan of remedial and reasonable alternative measures to remove the Force Majeure Event (including the expenditure of a reasonable sum of money). Upon the cessation of the Force Majeure Event, the Party affected thereby shall immediately notify the other Party of such fact, and use its best efforts to resume normal performance of its obligations under the Agreement as soon as possible. Nothing herein shall require a Party to settle any labor strikes.

13.4 Limitations. Notwithstanding that a Force Majeure Event otherwise exists, the provisions of this Article shall not excuse (i) any obligation of either Party, including the obligation to pay money in a timely manner for Product actually delivered or other liabilities actually incurred, that arose before the occurrence of the Force Majeure Event causing the suspension of performance; or (ii) any late delivery of Product, equipment, materials, supplies, tools, or other items to the extent caused by negligent acts or omissions on the part of such Party.

CONFIDENTIALITY

14.1 Definitions. For the purpose of this Agreement,

(i) "Confidential Information" means information (in any form or media) regarding a Party's customers, prospective customers (including lists of customers and prospective customers), methods of operation and manufacturing, engineering methods and processes (include any information which may be obtained by a Party by reverse engineering, decompiling or examining any software or hardware provided by the other Party under this Agreement), programs and databases, patents and designs, billing rates, billing procedures, vendors and suppliers, business methods, finances, management, or any other business information relating to such Party (whether constituting a trade secret or proprietary or otherwise) which has value to such Party and is treated by such Party as being confidential which may be marked as "confidential" or "proprietary" or which is provided under such circumstances as to reasonably be deemed to be Confidential Information; provided, however, that Confidential Information does not include information that (a) is rightfully known to the other Party prior to receipt from the Disclosing Party (as defined below) hereunder, which knowledge shall be evidenced by written records, (b) is independently developed by the Receiving Party (as defined below), as evidenced by

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written records, without access to any of the Disclosing Party's Confidential Information; (c) is or becomes in the public domain through no breach of this Agreement, or (d) is received from a third party without breach of any obligation of confidentiality and provided further that Confidential Information may be disclosed to a Representative or in response to a subpoena, order or other legal, regulatory or compliance requirement or to a Party's representative. If disclosure is required pursuant to a subpoena or order of a court or regulatory agency, Receiving Party will use commercially reasonable efforts to provide prior written notice to the Disclosing Party of the required disclosure.

(ii) "Person" shall mean and include any individual, partnership, association, corporation, trust, unincorporated organization, limited liability company or any other business entity or enterprise.

(iii) "Representative" shall mean a Party's employees, agents, or representatives ,including, without limitation, financial advisors, lawyers, accountants, experts, and consultants.

14.2 Nondisclosure covenants.

(i) In connection with this Agreement, each Party (the "Disclosing Party") may furnish to the other Party (the "Receiving Party") or its Representatives certain Confidential Information. For a period of three (3) years from the date of the last disclosure under this Agreement, the Receiving Party: (a) shall maintain as confidential all Confidential Information disclosed to it by the Disclosing Party, (b) shall not, directly or indirectly, disclose any such Confidential Information to any Person other than (i) those Representatives of the Receiving Party whose duties justify the need to know such Confidential Information so long as each Representative is bound by a similar obligation of confidentiality or (ii) if SANMINA-SCI is the Receiving Party, a third party Vendor for the purpose of obtaining price quotations and (c) shall treat such Confidential Information with the same degree of care as it treats its own Confidential Information (but in no case with less than a reasonable degree of care). Notwithstanding the foregoing, trade secrets and source code shall be held as Confidential Information until falling within an exception listed in 14.1 above.

(ii) The disclosure of any Confidential Information is solely for the purpose of enabling each Party to perform under this Agreement, and the Receiving Party shall not use any Confidential Information disclosed by the Disclosing Party for any other purpose.

(iii) Except as otherwise set forth in this Agreement, all Confidential Information supplied by the Disclosing Party shall remain the property of the Disclosing Party, and will be promptly returned by the Receiving Party upon receipt of written request therefor.

14.3 Injunctive Relief Authorized. Any material breach of this Article by a Party or its Representatives may cause irreparable injury and the non-breaching Party may be entitled to equitable relief, including injunctive relief and specific performance, in the event of a breach. The above will not be construed to limit the remedies available to a Party. In addition, the prevailing Party will be entitled to be reimbursed for all of its reasonable attorneys' fees and expenses at all levels of proceedings and for investigations, from the non-prevailing Party.

14.4 No Publicity. Each Party agrees not to issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior consent of the other Party, except as a Party believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case, the Party seeking to disclose the information shall give reasonable notice to the other Party of its intent to make such a disclosure).

15. INSURANCE

SANMINA-SCI agrees to maintain during the term of this Agreement a) workers' compensation insurance as prescribed by the law of the state in which SANMINA-SCI's services are performed; (b) employer's liability insurance with limits of at least $500,000 per occurrence; (c) commercial automobile liability insurance if the use of motor vehicles is required, with limits of at least $1,000,000 for bodily injury and property damage for each occurrence; (d) commercial general liability insurance, including blanket contractual liability and broad form property damage, with limits of at least $1,000,000 combined single limit for personal injury and property damage for each occurrence; and (e) commercial general liability insurance endorsed to

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include products liability and completed operations coverage in the amount of $1,000,000 for each occurrence. SANMINA-SCI shall furnish to ADAPTEC certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage and the expiration date of each policy. Each Party agrees that it, its insurer(s) and anyone claiming by, through, under or in its behalf shall have no claim, right of action or right of subrogation against the other Party and the other Party's affiliates, directors, officers, employees and customers based on any loss or liability insured against under the insurance required by this Agreement.

16. MISCELLANEOUS

16.1 Audit. SANMINA-SCI agrees to maintain all books and records in accordance with generally accepted accounting procedures ("GAAP"). In addition to the Right to Inspect Facilities under Section 12.7, ADAPTEC, upon prior reasonable written notice, may inspect all books and records of SANMINA-SCI to confirm compliance with this Agreement and SANMINA-SCI agrees to make all such books and records available to ADAPTEC at SANMINA-SCI's principal place of business first stated in the Introductory Clause to this Agreement or such other location as ADAPTEC agrees.

16.2 Integration Clause. This Agreement (including the Exhibits and Schedules to this Agreement) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, warranties or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof. The Parties expressly agree the Amendment to the Manufacturing Services and Supply Agreement, Effective Date May 23, 2007 and the Manufacturing Services and Supply Agreement dated December 23, 2005 are terminated in their entireties as of the Effective Date and replaced with this Agreement. This Agreement may be amended by the Parties hereto at any time by execution of an instrument in writing signed on behalf of each of the Parties hereto.

16.3 Order of Precedence. All quotations, Orders, acknowledgments and invoices issued pursuant to this Agreement are issued for convenience of the Parties only and shall be subject to the provisions of this Agreement and the Exhibits hereto. When interpreting this Agreement, precedence shall be given to the respective parts in the following descending order: (a) this Agreement; (b) Schedules and Exhibits to this Agreement; and (c) if Orders are used to release Product, those portions of the Order that are not pre- printed and which are accepted by SANMINA-SCI. The Parties acknowledge that (y) the preprinted provisions on the reverse side of any such quotation, Order, acknowledgment or invoice and (z) all terms other than the specific terms set forth in Section 5.2 shall be deemed deleted and of no effect whatsoever.

16.4 Waiver. The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (ii) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

16.5 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein (including their Affiliates) and their respective successors and permitted assigns. Neither Party may assign or transfer this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party. Notwithstanding the foregoing, either Party may assign or transfer this Agreement or any of its rights, interests, or obligations hereunder, to a third party that succeeds to all or substantially all of its assets or related business (whether by sale, merger, operation of law or otherwise),

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without the consent of the non-assigning Party. The successor in interest is subject to the terms and conditions of this Agreement then in effect.

16.5 Independent Contractors. In the exercise of their respective rights, and the performance of their respective obligations under this Agreement, the Parties are, and will remain, independent contractors. Nothing in this Agreement will be construed (i) to constitute the Parties as principal and agent, partners, joint venturers, or otherwise as participants in a joint undertaking; or (ii) to authorize a Party to enter into any contract or other binding obligation on the part of the other Party. No Party will represent to any other person, firm, corporation or other entity that it is authorized to enter into any contract or other binding obligation on behalf of the other Party.

16.6 Notices. . All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) upon delivery, if delivered by hand, (b) three business days after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (c) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by Federal Express or similar overnight courier, freight prepaid, and shall be addressed to the intended recipient as set forth below:

If to SANMINA-SCI:
Sanmina-SCI Corporation
2700 North First Street
San Jose, CA 95134
Attention: Sanmina-SCI Sales Manager for Adaptec
Telephone No.: (408) 964-3500
Facsimile No.: (408) 964-3636

Copy to:

Steven Jackman, Vice President and Corporate Counsel Facsimile: (408) 964-3636

If to ADAPTEC:
ADAPTEC, INC.
691 S. Milpitas Blvd.
Milpitas, California 95035
Attention: Chief Financial Officer

Either Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party ten (10) days' advance written notice to the other Party pursuant to the provisions above.

16.7 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

16.8 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word Including" shall mean including without limitation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender shall extend to and include all genders.

16.9 Headings. The section headings contained in this Agreement are inserted for

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convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

16.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

16.11 Disputes/Choice of Law/Attornevs' Fees. The Parties shall attempt to resolve any disputes between them arising out of this Agreement through good faith negotiations. In the event the Parties cannot resolve a dispute, the Parties acknowledge and agree that the competent court in Santa Clara, California (the "Competent Court") (and not any other court in any state or country) shall have exclusive jurisdiction in connection with this Agreement. Each Party hereby irrevocably submits to the exclusive jurisdiction of the Competent Court in any action or proceeding arising out of or relating to this Agreement and irrevocably waives any objection such person may now or hereafter have as to the venue of any such suit, action or proceeding brought in the Competent Court or that the Competent Court is an inconvenient forum. This Agreement shall be governed in all respects solely by the substantive laws of the State of California, without regard to conflicts of laws or the choice of law principles of any jurisdiction including the State of California, and without the need of any Party to establish the reasonableness of the relationship between the laws of the State of California and the subject matter of this Agreement, and all questions concerning the validity and construction hereof shall be determined in accordance with the laws of the State of California. If any legal proceeding or other action relating to this Agreement is brought or otherwise initiated, the prevailing Party shall be entitled to recover reasonable attorneys fees, costs and disbursements (in addition to any other relief to which the prevailing Party may be entitled).

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed effective as of the Effective Date.

SANMINA-SCI CORPORATION ADAPTEC, INC.

By: /s/ GEORGE KORSON	By: /s/ MARY DOTZ
Signature	Signature
George Korson	Mary Dotz
Typed Name	Typed Name
VP Western Regional Sales	Vice President and Chief Financial Officer
Title	Title
February 24, 2009	February 19, 2009
Date	Date

Signature Page to Manufacturing Services and Supply Agreement

EXHIBITS:

A. Pricing for Adaptec Products

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Exhibit A

Pricing for Adaptec Products

1. Prices. The Parties agree the Prices for Products will be determined as follows:

A. Current Products: [******]

No later than the 10th day before the beginning of the second fiscal quarter immediately following the Effective Date and each fiscal quarter thereafter during the term, Prices will be adjusted as the Parties first agree in writing based on the current Adaptec Quarterly Revenue, evaluation of the Component cost and Chart 1.

Chart 1 (Current Products). The following Price Matrix sets the MVA amount for Current (Production Released) Products and the price to be paid:
Adaptec Quarterly Revenue	[******]	[******]	[******]
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted

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B. New Products[******]

    [******]

    [******]

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The symbol [******] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

Chart 2 (New Products). The following Price Matrix sets the MVA amount for New Products:

At Q0
Adaptec Quarterly Revenue	[******]	[******]	[******]
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted

At Q1
Adaptec Quarterly Revenue	[******]	[******]	[******]
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted

At Q2
Adaptec Quarterly Revenue	[******]	[******]	[******]
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted
[******]	[******]%	[******]%	As Quoted

_______________________________________________________________________________________________________________________________________________________________________________________________

The symbol [******] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

Material Cost Reduction for New Products

C. For purposes of this Exhibit A, the following definitions apply:

(i) "Adaptec Quarterly Revenue" is all amounts paid by Adaptec to Sanmina-SCI on a quarterly basis.

(ii) "MVA" is the amount Adaptec pays to Sanmina-SCI in addition to the BOM Cost for the Product which is computed as described above and in accordance with the foregoing Charts 1 and 2 to derive the applicable Price for each quarter.

Foreign Exchange

Either Party shall have the right to revise prices to account for significant variances in the quarterly average exchange rate (in excess of a [******]% variance from the base rate(s) below during any given quarter) between the currency in which the pricing is calculated (currently United States Dollars ) and the currency in which SANMINA-SCI pays for its labor and overhead (primarily Indonesian Rupiah at this time) and Components; provided, that, for the avoidance of doubt, shortages do not include any shortages in SANMINA-SCI's Inventories resulting from SANMINA-SCI's failure to order sufficient quantities of Components in accordance with the terms of this Agreement. When determining the amount by which prices should be adjusted, the Parties agree that (i) the portion of the pricing model representing labor and/or overhead is [******] percent [******]%) and (ii) the exchange base rate upon which the pricing model is based is as follows:

INDONESIAN RUPIAH $1 = IDR 12,755

For purposes of determining the exchange rate variance, the quarterly average exchange rate will be based on the daily average rate during each Adaptec fiscal quarter. All exchange rates will be determined by utilizing the daily rates provided at www.oanda.com, and averaging them for the applicable Adaptec fiscal quarter. The rate provided above is as of December 2, 2008; however, the actual base rate for the term of this Agreement will be set on Effective Date. Both parties shall agree to the percentage variance within 30 days of each Adaptec fiscal quarter-end, and any claims to a variance payment, credit or debit must be made within 90 days of the applicable Adaptec fiscal quarter or amounts will be forfeited.

By means of example, assume that the material cost of a Product is $100 and the selling price of a Product is $110. Assume that the Dollar devalues by [******]% against the Indonesian Rupiah such that $1 is now worth IDR[******]. Since labor and overhead represent six percent of the selling price, the new price of the Product would include an additional $ [******], bringing the selling price to $[******] which is derived as follows:
    [******]
    [******]
    [******]
    [******]

Conversely, assume the Dollar strengthens by [******]% against the Indonesian Rupiah, such that $1 is now worth IDR[******]. Since labor and overhead represent [******]percent of the selling price, the new price of the product would be reduced by $[******], dropping the selling price to $[******], which is derived as follows:
    [******]
    [******]
    [******]
    [******]

_______________________________________________________________________________________________________________________________________________________________________________________________

The symbol [******] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

Current Adaptec Products as of December 31, 2008

1641200-R	AHA-2944UW RoHS KIT
1662000-R	APA-1480A RoHS KIT
1662200JA-R	AHA-2930U/JA RTL RoHS KIT
1662200-R	AHA-2930U RoHS KIT
1706600-R	AHA-2944UW/SNI RoHS BAG BULK
1713900JA-R	AHA-2910C/JA RoHS KIT
1714200-R	AHA-2915C RoHS BAG BULK
1718100-R	ACK-68 TERM-U320 RoHS
1753200-R	ACK-SS26-50LD RoHS
1772900-R	AVA-2906 RoHS KIT PC/MAC
1783500JA-R	AHA-2940AU/JA RTL RoHS KIT
1815700-R	ACK-W2H-2M-T RoHS
1815800-R	ACK-W2L-2M-T RoHS
1815900-R	ACK-H2H-2M RoHS
1816000-R	ACK-H2L-2M RoHS
1821900JA-R	ASC-29160/JA RoHS KIT
1821900-R	ASC-29160 RoHS KIT
1822100JA-R	ASC-19160/JA RoHS KIT
1822100-R	ASC-19160 RoHS KIT
1822300JA-R	ASC-39160/JA RoHS KIT
1822300-R	ASC-39160 RoHS KIT
1835000JA-R	ASC-29160N/JA RoHS KIT
1835000-R	ASC-29160N RoHS KIT
1840900-R	ACK-68P-50P RoHS
1860300-R	ASC-39160/CPQ HPSD RoHS BULK
1863700-R	ASC-29160LP RoHS KIT
1865500-R	ASC-29160LP HIGH RoHS BULK
1873200-R	AVA-2915LP RoHS BULK
1873300-R	AVA-2930LP RoHS BULK
1873400JA-R	AVA-2915LP/JA RoHS KIT
1873500JA-R	AVA-2930LP/JA RoHS KIT
1887000-R	ASC-29160LP LOW HT BRKT R 50PK
1891800EU-R	AVA-2904/EFIGS RoHS KIT
1937100-R	ACK-68V-68V-LVD-1M-U320 RoHS
1961900JA-R	AAR-2410SA/JA RoHS KIT
1961900-R	AAR-2410SA RoHS KIT
1972100-R	ABM-300 RoHS KIT
1973200-R	ASC-29160/FSC4 RoHS BULK
1977700-R	ACK-68I5LVD-LP-ROUND-U320 RoHS
1982800-R	ASC-29160LP/FSC RoHS BULK
2015000JA-R	AAR-1210SA/JA RoHS KIT
2015000-R	AAR-1210SA RoHS KIT
2016700-E	ASR-3225S/128MB/IBM RoHSE FRU

_______________________________________________________________________________________________________________________________________________________________________________________________

The symbol [******] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

2016800-E	ASR-3225S BATTERY RoHSE FRU
2017100-R	ACK-68I3-LVD-LP-RND-U320 RoHS
2029700-R	ACK-68I-68E-LVD-LP-RND-U320 R
2035400-R	ACK-68I5LVD-LP-RND-U320 R 10PK
2039300-R	ASR-2020ZCR RoHS KIT
2054300-R	ACK-68I2-LVD-LP-RND-U320 RoHS
2060000-R	ASC-29320ALP RoHS BULK
2060100JA-R	ASC-29320ALP-R/JA RoHS KIT
2060100-R	ASC-29320ALP-R RoHS KIT
2060500JA-R	ASC-29320A-R/JA RoHS KIT
2060500-R	ASC-29320A-R RoHS KIT
2060900JA-R	ASC-39320A-R/JA RoHS KIT
2060900-R	ASC-39320A-R RoHS KIT
2063300-E	AAR-2410SA/64/IBM RoHSE OPT KT
2063400-E	AAR-2410SA/64MB/IBM RoHSE FRU
2074000GE-R	ICP GDT8546RZ/GE RoHS KIT
2074300GE-R	ICP GDT8114RZ/GE RoHS KIT
2093400-R	ASR-2130SLP RoHS KIT
2093500-R	ASR-2130SLP RoHS SGL
2100500-R	ATB-100/256/IBM BATTPK RoHSFRU
2102600-R	ASC-39160 HP/GE RoHS BULK
2108900-R	ASR-2020S/128/IBM RoHS FRU-2
2115900	ASC-39160/DELL3 BULK
2118700-R	ASR-2130SLP/256MB RoHS SGL
2118800-R	ASR-2230SLP/256MB RoHS SGL
2120200-R	ASR-2230SLP RoHS KIT
2120300-R	ASR-2230SLP RoHS SGL
2122700-R	ABM-400 RoHS KIT
2138800-R	ACK-68I6LVD-LP-RND-U320 R 10PK
2143100-R	ASC-29320ALP/NEC RoHS BULK
2146100-R	ASC-29320ALP KENDAL HIGH R BLK
2146200-R	ASC-29320ALP KENDAL RoHS FRU
2154200-R	AAR-2410SA/HITACHI RoHS BULK
2166200-R	ASC-29320ALP KENDAL RoHS KIT
2166400-R	ACK-EXT-SAS-1M RoHS
2166500-R	ACK-EXT-SAS-2M RoHS
2166800-R	ACK-INT-SAS-1M RoHS
2166900-R	ACK-INT-SAS-0.5M RoHS
2167000-R	ACK-INT-SATA-FANOUT-1M RoHS
2167100-R	ACK-INT-SATA-FANOUT-0.5M RoHS
2169300JA-R	AAR-2420SA/JA ROHS KIT
2169300-R	AAR-2420SA ROHS KIT
2169400-R	AAR-2420SA/256MB ROHS SGL
2169900JA-R	AAR-2820SA/JA RoHS KIT
2169900-R	AAR-2820SA RoHS KIT
2170000-R	AAR-2820SA/256MB RoHS SGL
2170200JA-R	AAR-1420SA/JA RoHS KIT

_______________________________________________________________________________________________________________________________________________________________________________________________

The symbol [******] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

2170200-R	AAR-1420SA RoHS KIT
2170500-R	AAR-1420SA RoHS SINGLE
2181100-R	AAR-1420SA RoHS BULK
2181700-R	ICP9014RO RoHS KIT
2181900-R	ICP9024RO RoHS KIT
2183300-R	ASR-4805SAS RoHS KIT
2185600-R	ASR-4800SAS/128MB RoHS SGL
2185700-R	ASR-4800SAS/256MB RoHS SGL
2185900-R	ASR-4805SAS/256MB RoHS SGL
2187500-R	ATB-205/32MB/IBM RoHS BULK
2187700-R	ATB-205/32MB/IBM RoHS FRU
2187900-R	ATB-200/256MB/IBM RoHS BULK
2188000-R	ATB-200/256/IBM RoHS OPT KIT
2188100-R	ATB-200/256MB/IBM RoHS FRU
2188200-R	ATB-200/256/IBM BATPK RoHS FRU
2189200-R	ASC-39320A/Dell RoHS FMS Bulk
2197200-R	ASR-2025ZCR/64MB/HIT RoHS BULK
2197400-R	ASR-2020ZCR/64MB/HIT RoHS BULK
2199900-R	ICP9047MA SATA II RAID RoHS KT
2200000-R	ICP9087MA SATA II RAID RoHS KT
2203400-R	AAR-2410SALP/64MB/HP RoHS Bulk
2203500-R	AAR-2420SA/128MB HP RoHS BULK
2204200-E	ASR-4005SAS/256/IBM2A RoHSE KT
2204300-E	ASR-4005SAS/256/IBM2A RoHSEFRU
2204400-E	ASR-4005SAS/IBM2A BATRoHSE FRU
2204600-R	ASC-29160LP/NEC RoHS BULK
2204700-R	ASC-29320A/FSC SCSI RoHS BULK
2213700-R	ABM-500 RoHS KIT
2214400-E	ASR-4005SAS/256/IBMPIVRoHSE BK
2214600-R	ACK-INT-SAS-FANOUT-.5M RoHSkit
2215100JA-R	ASR-2120S/JA RoHS KIT
2215100-R	ASR-2120S RoHS KIT
2215200-R	ASR-2120S RoHS SGL
2215700-R	ASR-2120S/128MB RoHS SGL
2216100-R	ASR-2120S/64MB/HIT RoHS BULK
2216400-R	ASC-48300 with I2C HR RoHS Kit
2218300-R	ABM-600 RoHS KIT
2220300-R	ASC-44300 RoHS Kit
2220600-R	ASC-58300 RoHS Kit
2224500-R	ASC-29160LP/NETAPP RoHS BULK
2228800JA-R	ASR-5445/JA RoHS Kit
2228800-R	ASR-5445 RoHS Kit
2230100-R	ACK-I-SASx4-4SASx1-Pwr 0.5m R
2231100-R	ACK-E-mSASx4-SASx4-1M R
2231200-R	ACK-E-mSASx4-SASx4-2M R
2231300-R	ACK-E-mSASx4-SASx4-4M R
2231400-R	ACK-E-mSASx4-mSASx4-1M R

_______________________________________________________________________________________________________________________________________________________________________________________________

The symbol [******] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

2231500-R	ACK-E-mSASx4-mSASx4-2M R
2237300-R	ASR-4805SAS/256MB/IBM RoHS Kit
2237500-R	ASR-4805SAS/256MB/IBM RoHS FRU
2237600-R	ABM-600/IBM RoHS OPT KIT
2239500-R	ASC-29320ALP/PFU RoHS BULK
2240900JA-R	AAR-1430SA/JA RoHS Kit
2240900-R	AAR-1430SA RoHS Kit
2241000-R	AAR-1430SA RoHS Single
2244100JA-R	ASR-5805/JA RoHS KIT
2244100-R	ASR-5805 RoHS KIT
2244300-R	ASR-5805/512MB RoHS Single
2244900-R	ASR-5445/512MB RoHS SGL
2246200-R	ASR-4000SAS ROHS SINGLE
2246700-R	ASC-39320A/DELL FMS RoHS SGL
2248000-R	ABM-800 RoHS Kit
2248700-R	ASC-29320LPE RoHS SGL
2248800-R	ASC-29320LPE RoHS BULK
2249100-R	ASR-5085/512MB RoHS SGL
2250300JA-R	ASC-29320LPE/JA RoHS KIT
2250300-R	ASC-29320LPE RoHS KIT
2250900-R	ICP5045BL RoHS Kit
2251100-R	ICP5085BL RoHS Kit
2251300-R	ICP5125BR RoHS Kit
2251500-R	ICP5165BR RoHS Kit
2251600JA-R	ASR-3085/JA RoHS Kit
2251600-R	ASR-3085 RoHS Kit
2251800JA-R	ASR-3405/JA RoHS Kit
2251800-R	ASR-3405 RoHS Kit
2251900-R	ASR-3405 RoHS Single
2252100JA-R	ASR-3805/JA RoHS Kit
2252100-R	ASR-3805 RoHS Kit
2252200-R	ASR-3805 RoHS Single
2252300-R	ASR-3805/256MB RoHS Single
2252400-R	ASR-31205 RoHS Kit
2252600-R	ASR-31205/256MB RoHS Single
2252700-R	ASR-31605 RoHS Kit
2252900-R	ASR-31605/256MB RoHS Single
2253000-R	AVA-2930LP RoHS Single
2253100-R	ASC-19160 RoHS Single
2253200-R	ASC-29160 RoHS Single
2253300-R	ASC-29160LP RoHS Single
2253400-R	ASC-29160N RoHS Single
2253500-R	ASC-29320A-R RoHS Single
2253600-R	ASC-29320ALP-R RoHS Single
2253700-R	ASC-39160 RoHS Single
2253800-R	ASC-39320A-R RoHS Single
2253900-R	ASC-44300 RoHS Single

_______________________________________________________________________________________________________________________________________________________________________________________________

The symbol [******] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

2254000-R	ASC-48300 I2C HR RoHS Single
2254100-R	AAR-2410SA RoHS SINGLE
2254200-R	AAR-2420SA RoHS SINGLE
2254300-R	AAR-2820SA RoHS SINGLE
2255100-R	ICP5805BL RoHS Kit
2255800-R	AAR-1210SA RoHS SINGLE
2256600-R	ASC-29320LPE/IBM RoHS KIT
2256900-R	AHA-2930U RoHS Single
2257000-R	AHA-2940 ULTRA RoHS Single
2257100-R	ASC-29320LPE/IBM RoHS FRU
2258100JA-R	ASR-5405/JA RoHS KIT
2258100-R	ASR-5405 RoHS KIT
2258200-R	ASR-5405 RoHS Single
2258300-R	ASR-51245 RoHS Single
2258400-R	ASR-51245 RoHS Kit
2258500-R	ASR-51645 RoHS Kit
2258600-R	ASR-51645 RoHS Single
2258700-R	ASR-52445 RoHS Single
2258800-R	ASR-52445 RoHS Kit
2258900-R	ASC-29320LPE/FSC RoHS BULK
2259900-R	ASC-29320LPE/LP FSC RoHS BULK
2260100-R	ASR-2405 RoHS KIT
2260200-R	ASR-2405 RoHS SGL
2260300-R	ASR-2045 RoHS SGL
2263800-R	ABM-800T ROHS KIT
563000-R	ACK-INT5 RoHS
989000-R	AHA-2940 ULTRA RoHS KIT
2256000-R	ASC-1405 RoHS Single
2256100-R	ASC-1405 RoHS Kit, REV.1F
2259500-R	ASC-1045 RoHS Single, REV.1C
1816200-R	ACK-D2H-2M RoHS
1831800-R	ACK-DB25M-50HDF RoHS
1811400-R	AVA-2902BE RoHS BAG BULK
1697900-R	AHA-2910C RoHS BAG BULK
2230200-R	ACK-I-SASx4-4SASx1-Pwr 1m R
2219600-R	ACK-I-SATA4x1-SASx4-FO-0.5M R
2214700-R	ACK-INT-SAS-FANOUT-1M RoHS kit
1810100JA-R	APA-1460D-L/JA RTL RoHS KIT
1807600-R	APA-1460D RoHS KIT
1680400EU-R	APA-1460B/EFIGS RoHS KIT
1862900JA-R	APA-1480/JA RoHS KIT
2227200	FRU,Cable-Ext-SAS-1M,S50

_______________________________________________________________________________________________________________________________________________________________________________________________

The symbol [******] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.